UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) November 14, 2001

                               HEALTHEXTRAS, INC.
             (Exact name of registrant as specified in its charter)

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

    Delaware                         0-31014                 52-2181356
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(State or other                    (Commission           (IRS Employer
Jurisdiction of incorporation)     File Number)          Identification No.)
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          2273 Research Boulevard, 2nd Floor, Rockville, Maryland 20850
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 2.   ACQUISITION OF OR DISPOSITION OF ASSETS.
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          On November 14, 2001  HealthExtras,  Inc. (the  "Company")  made a strategic  investment  to acquire an 80%  interest in Catalyst Rx,
          Inc.  and  Catalyst   Consultants,   Inc.  of  Las  Vegas,  Nevada
          (collectively, "Catalyst"). The common stock in both Catalyst Rx, Inc. and Catalyst Consultants, Inc. was purchased in an arm's length transaction. The consideration paid by HealthExtras was a combination of approximately $11 million in net cash and 366,730
          shares  of  newly   issued   Company   common   stock   valued  at
          approximately $2.3 million based on the Company's closing price per share on November 13, 2001. The cash was derived from the Company's working capital. The Company may increase its investment up to 100% in Catalyst by March 14, 2003, for consideration to be determined based upon the financial performance of Catalyst during calendar year 2002 and as prescribed by the Securities Purchase Agreement. Founded in 1994, Catalyst provides pharmacy benefit management services to managed care organizations, self-insured
          employers  and  third  party  administrators.   Catalyst  services
          members located in all 50 states and maintains a network of approximately 40,000 pharmacies nationwide.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (a) (b)  Financial statements shall be provided within the time frames specified.

          (c) Exhibits: The following exhibits are filed as part of this report:

                   Exhibit No.      Description
                   -----------      -----------

                  2.1 Catalyst Rx, Inc. Securities Purchase Agreement Dated as of November 14, 2001 by and among HealthExtras, Inc. as the Purchaser, Catalyst Rx, Inc. and Kevin C. Hooks as the Seller

                  2.2 Catalyst Consultants, Inc. Securities Purchase Agreement Dated as of November 14, 2001 by and among HealthExtras, Inc. as the Purchaser, Catalyst Consultants, Inc. and Kevin C. Hooks as the Seller




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    November 29, 2001              By: /s/ Michael P. Donovan
                                             -------------------------------
                                             Michael P. Donovan
                                             Chief Financial Officer and
                                             Chief Accounting Officer